SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                      ------------------------------------


                                    Form 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                      ------------------------------------



                                 March 28, 1997
--------------------------------------------------------------------------------
                (Date of Report; Date of Earliest Event Reported)


                                 VENTRITEX, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as specified in its Charter)


 Delaware                         0-19713                   77-0056340
--------------------------------------------------------------------------------
(State of Incorporation)    (Commission File No.)         (IRS Employer
                                                        Identification No.)



 701 East Evelyn Avenue, Sunnyvale, California                94086
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                    (Zip Code)


                                 (408) 738-4883
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)



--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Items 1-4.    Not Applicable.

Item 5.       Other Events.


              As of March 28, 1997, Ventritex, Inc., a Delaware corporation (the "Company"), entered into Revised Amendment No. 1 (the "Revised Amendment") to the Agreement and Plan of Merger, dated as of October 23, 1996 (the "Merger Agreement"), by and among the Company, St. Jude Medical, Inc., a Minnesota corporation ("St. Jude"), and Pacesetter, Inc., a Delaware corporation and a wholly-owned subsidiary of St. Jude ("Pacesetter"). The Revised Amendment is attached hereto as Exhibit 2.2 and incorporated herein by reference. The Revised Amendment revises Amendment No. 1, dated as of March 28, 1997 (the "Amendment"), to the Merger Agreement by adding a new Section 2.b. thereto and by making certain amendments to Section 9 thereof.

              The Merger Agreement provides for the merger of the Company with and into Pacesetter (the "Merger"). The Merger Agreement provided that each share of common stock, par value $.001 per share, of the Company (the "Company Common Stock"), other than shares owned by St. Jude, Pacesetter or their affiliates, would become converted into and exchangeable for 0.6 of a share of common stock, par value $0.10 per share, of St. Jude (the "St. Jude Common Stock"). Pursuant to the Revised Amendment, the Merger Agreement has been amended to provide that each share of Company Common Stock, other than shares owned by St. Jude, Pacesetter or their affiliates will become converted into and exchangeable for 0.5 of a share of St. Jude Common Stock. The Revised Amendment also makes certain other amendments to the representations, covenants and conditions contained in the Merger Agreement. The foregoing description of the Revised Amendment is qualified in its entirety by reference to the Revised Amendment.


              On March 31, 1997, St. Jude and the Company issued a joint press release (the "Press Release") announcing the execution of the Amendment. The Press Release is attached hereto as Exhibit 99 and is incorporated herein by reference.

Item 6.       Not Applicable.

Item 7.       Financial Statements
              Pro Forma Financial Information and Exhibits.

  (a)-(b)     Not Applicable.

      (c)     Exhibits Required by Item 601 of Regulation S-K.


              2.1*   Agreement and Plan of Merger among
                     Ventritex, Inc., St. Jude Medical, Inc.
                     and Pacesetter, Inc., dated as of
                     October 23, 1996.

              2.2 Revised Amendment No. 1 to the Agreement and Plan of Merger among Ventritex, Inc.,
                     St. Jude Medical, Inc. and Pacesetter,
                     Inc., dated as of March 28, 1997.

              99     Press Release issued by St. Jude
                     Medical, Inc. and Ventritex, Inc., dated
                     March 31, 1997.


Item 8.       Not Applicable.

--------
*   Previously filed.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  April 2, 1997.


                                         VENTRITEX, INC.


                                         By:/s/ Mark J. Meltzer
                                         ------------------------------
                                             Name:  Mark J. Meltzer
                                             Title: Vice President
                                                    and General Counsel

                                  EXHIBIT INDEX


Exhibit No.       Description

2.1*              Agreement and Plan of Merger among Ventritex,
                  Inc., St. Jude Medical, Inc. and Pacesetter,
                  Inc., dated as of October 23, 1996.

2.2               Revised Amendment No. 1 to the Agreement and
                  Plan of Merger among Ventritex, Inc., St. Jude
                  Medical, Inc. and Pacesetter, Inc., dated as of March 28, 1997.

99                Press Release issued by St. Jude Medical,
                  Inc. and Ventritex, Inc., dated March 31,
                  1997.

--------
*   Previously filed.